Exhibit 10.1

FIRST AMENDMENT TO REVOLVING

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made as of June 22, 2011, by and among KILROY REALTY, L.P. (the “Borrower”), KILROY REALTY CORPORATION (the “General Partner”), the BANKS listed on the signature pages hereof, JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Banks, J.P. MORGAN SECURITIES LLC (successor to J.P. Morgan Securities Inc.) and MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED (successor to Banc of America Securities LLC), as Joint Lead Arrangers and Joint Bookrunners, BANK OF AMERICA, N.A., as Syndication Agent, and THE BANK OF NOVA SCOTIA, PNC BANK, NATIONAL ASSOCIATION, U.S. BANK NATIONAL ASSOCIATION, and BARCLAYS BANK PLC, as Documentation Agents.

W I T N E S S E T H:

WHEREAS, the Borrower and the Banks have entered into the Revolving Credit Agreement, as of August 10, 2010 (the “Credit Agreement”); and

WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments.

(a) All references to J.P. Morgan Securities Inc. shall be deemed to be to “J.P. Morgan Securities LLC”, and all references to Banc of America Securities LLC shall be deemed to be to “Merrill Lynch, Pierce, Fenner & Smith Incorporated”.

(b) The following definition shall be added in alphabetical order:

“First Amendment” means the First Amendment to Revolving Credit Agreement, dated as of June 22, 2011, among the Borrower, the Administrative Agent and the Banks.

(c) The pricing table in the definition of “Applicable Margin” is hereby deleted and the following substituted therefor:

Range of Borrower’s Credit Rating*	Applicable Margin for Euro-Dollar Loans (% per annum)	Applicable Margin for Base Rate Loans (% per annum)
<BBB-/Baa3 or unrated	2.050%	1.050%
BBB-/Baa3	1.750%	0.750%
BBB/Baa2	1.450%	0.450%
BBB+/Baal	1.250%	0.250%
A-/A3 or better	1.175%	0.175%

(d) The definition of “Commitment” is hereby deleted and the following substituted therefore:

“Commitment” means, with respect to each Bank, the amount indicated on its signature page to the Amendment, as such amount may be reduced from time to time pursuant to Sections 2.9(b) and 2.11(f), or increased pursuant to Section 9.17.

(e) The definition of “Extended Maturity Date” is hereby deleted and the following substituted therefore: “‘Extended Maturity Date’ means August 10, 2016.”

(f) The reference to “7.75%” in the definition of FMV Cap Rate is hereby deleted and “7.50%” substituted therefore.

(g) The definition of “Loan Documents” is hereby deleted and the following substituted therefor:

“Loan Documents” means this Agreement, the First Amendment, the Notes, the Guaranty, the Letter(s) of Credit, the Letter of Credit Documents and any related documents.

(h) The definition of “Original Maturity Date” is hereby deleted and the following substituted therefore: “‘Original Maturity Date’ means August 10, 2015.”

(i) The phrase “or land” appearing in clause (i) of the definition of Unencumbered Asset Pool Properties, is hereby deleted.

(j) The phrase “land or” appearing in clauses (ii), (ii)(A) and (ii)(B) of the definition of Unencumbered Asset Pool Properties Value, as well as the word “land”, appearing in clause (ii)(B) thereof, are hereby deleted.

(k) The pricing table in Section 2.8(a) is hereby deleted and the following substituted therefor:

Borrower’s Credit Rating	Facility Fee
<BBB-/Baa3 or unrated	.450%
BBB-/Baa3	.350%
BBB/Baa2	.300%
BBB+/Baal	.250%
A-/A3 or better	.225%

(l) The reference to “0.35%” in Section 2.8(d) is hereby deleted and “0.25%” substituted therefor.

(m) The reference to “three (3) Euro-Dollar Business Days’” in Section 2.11(b) is hereby deleted and the phrase “one (1) Euro-Dollar Business Day’s” substituted therefor. In addition, the following is added to the second sentence of Section 2.11(b), immediately before the period: “, and the Administrative Agent shall notify the Banks of receipt of any such notice on the same Euro-Dollar Business Day as received by it”

(n) The following is inserted to Section 5.8(a) immediately before the period: “; provided, however, with respect to any period in which Borrower or any of its Consolidated Subsidiaries have acquired a Real Property Asset (or multiple Real Property Assets in a single transaction) for a price of more than $150,000,000, Total Debt to Total Asset Value for such quarter and the next succeeding quarter may increase to 65%, provided such ratio does not exceed 60% thereafter”

(o) Section 5.8(h) is hereby deleted.

(p) Section 8.3(a) is hereby amended by inserting the following after the last sentence thereof:

For purposes hereof, all requests, rules, guidelines or directives in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act shall be deemed to be a change after the date hereof or after the date of the related Money Market Quote, as applicable, regardless of the date enacted, adopted or issued and all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities shall be deemed to be such a change regardless of the date adopted, issued, promulgated or implemented, provided, however, that if the applicable Bank shall have implemented changes prior to Effective Date (as defined in the Amendment hereto) in response to any such requests, rules, guidelines or directives, then the same shall not be deemed to be a change after the date hereof or after the date of the related Money Market Quote, as applicable, with respect to such Bank.

3. Effective Date. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by the Borrower and all the Banks (the date of such receipt being deemed the “Effective Date”).

4. Representations and Warranties. Borrower hereby represents and warrants that, as of the Effective Date, (i) all the representations and warranties set forth in the Credit Agreement, as amended hereby (other than representations and warranties that expressly speak as of a different date), are true and complete in all material respects, and (ii) no Default or Event of Default has occurred or is outstanding.

5. Entire Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

7. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

8. Headings, Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

9. No Further Modifications. All of the terms and conditions of the Credit Agreement, as modified hereby, shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement and the other Loan Documents in all respects.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

KILROY REALTY, L.P., a Delaware limited partnership

By:	Kilroy Realty Corporation, a Maryland corporation, its general partner

By:	/s/ Tyler H. Rose
Name:	Tyler H. Rose
Title:	Executive Vice President and CFO

By:	/s/ Michelle Ngo
Name:	Michelle Ngo
Title:	Vice President and Treasurer

For purposes of being bound by the amendments set forth herein, both as General Partner and as the guarantor under the Guaranty:

KILROY REALTY CORPORATION, a Maryland corporation,

By:	/s/ Tyler H. Rose
Name:	Tyler H. Rose
Title:	Executive Vice President and CFO

By:	/s/ Michelle Ngo
Name:	Michelle Ngo
Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank

By:	/s/ Marc Costantino
Name:	Marc Costantino
Title:	Executive Director

Commitment: $44,000,000

BANK OF AMERICA, N.A., as Syndication Agent and as a Bank

By:	/s/ James P. Johnson
Name:	James P. Johnson
Title:	Senior Vice President

Commitment: $44,000,000

U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent and as a Bank

By:	/s/ Patrick J. Brown
Name:	Patrick J. Brown
Title:	Vice President

Commitment: $40,000,000

PNC BANK, NATIONAL ASSOCIATION, as Documentation Agent and as a Bank

By:	/s/ Darin Mortimer
Name:	Darin Mortimer
Title:	Vice President

Commitment: $40,000,000

THE BANK OF NOVA SCOTIA, as Documentation Agent and as a Bank

By:	/s/ Christopher Usas
Name:	Christopher Usas
Title:	Director

Commitment: $40,000,000

BARCLAYS BANK PLC, as a Bank

By:	/s/ Michael Mozer
Name:	Michael Mozer
Title:	Vice President

Commitment: $40,000,000

BANK OF THE WEST, N.A., as a Bank

By:	/s/ Ben Arroyo
Name:	Ben Arroyo
Title:	Vice President

By:	/s/ Arlene Mulchaey
Name:	Arlene Mulchaey
Title:	Assistant Vice President and Documentation Supervisor

Commitment: $28,000,000

COMPASS BANK, an Alabama banking corporation, as a Bank

By:	/s/ Brian Tuerff
Name:	Brian Tuerff
Title:	Senior Vice President

Commitment: $34,000,000

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By:	/s/ William G. Karl
Name:	William G. Karl
Title:	General Manager

Commitment: $28,000,000

ROYAL BANK OF CANADA, as a Bank

By:	/s/ Dan LePage
Name:	Dan LePage
Title:	Authorized Signatory

Commitment: $34,000,000

UNION BANK, N.A., as a Bank

By:	/s/ Katherine Brandt
Name:	Katherine Brandt
Title:	Vice President

Commitment: $34,000,000

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Mark Loewen
Name:	Mark Loewen
Title:	Senior Vice President

Commitment: $30,000,000

COMERICA BANK, as a Bank

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Vice President

Commitment: $24,000,000

KEYBANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Timothy A. Sylvain
Name:	Timothy A. Sylvain
Title:	AVP

Commitment: $20,000,000

CATHAY UNITED BANK, LTD., as a Bank

By:	/s/ Grace Chou
Name:	Grace Chou
Title:	SVP & General Manager

Commitment: $10,000,000

CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a Bank

By:	/s/ Beverley Chen
Name:	Beverley Chen
Title:	VP & General Manager

Commitment: $10,000,000

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